Rule 497(d)


              THE FIRST TRUST GNMA REINVESTMENT INCOME TRUST "GRIT"
                                   SERIES 104

                Supplement to the Prospectus Dated June 12, 2008

Notwithstanding anything to the contrary in the Prospectus, First Trust Portfolios L.P.'s principal office is located at 120 East Liberty Drive, Wheaton, Illinois 60187; telephone number (800) 621-1675. The FTPS Unit Servicing Agent, FTP Services LLC, and Evaluator, First Trust Advisors L.P., for your Trust are also located at 120 East Liberty Drive, Wheaton, Illinois 60187. In addition, the last sentence of the fourth paragraph of the section "Public Offering--The Value of the Securities" shall be replaced with the following:
"However, there can be no assurance that they will not be material, especially during periods of significant volatility in the mortgage market. If you purchase Units during such time as the Evaluator uses estimates to determine the aggregate underlying value of the Securities and the difference in such principal amounts is material, you should be aware that the value of your Units will fluctuate once the total amount of payments (including prepayments, if any) of principal for the preceding month is known."

March 4, 2009